UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

Repare Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7171 Frederick-Banting, Building 2 Suite 270
St-Laurent, Quebec, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 412-7018

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2025, Repare Therapeutics Inc. (the “Company”) issued a press release announcing its recent business highlights, financial results for the three and nine months ended September 30, 2025 and other events described under Item 8.01 hereto. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as described under Item 8.01 hereto or as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 14, 2025, the Company announced that it has entered into a definitive arrangement agreement (the “Arrangement Agreement”) with XenoTherapeutics, Inc., a Massachusetts non-profit corporation (“Parent”) and Xeno Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (together with Parent, “Xeno”), pursuant to which Xeno will acquire all of the issued and outstanding common shares of the Company (the “Transaction”). The press release announcing the execution of the Arrangement Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein, excluding any information regarding financial results for the three and nine months ended September 30, 2025 or Company business highlights not related to the Transaction. Additional information required to be reported on a Current Report on Form 8-K with respect to the Transaction will be filed by the Company in a subsequent Current Report on Form 8-K.

Additional Information and Where to Find It

The Company intends to file with the Securities Exchange Commission (“SEC”) and furnish to its shareholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the Transaction. The proxy statement will contain important information about the Transaction and related matters, including information related to a special meeting of shareholders to be held by the Company seeking required approvals from the Company’s shareholders in connection with the Transaction. Investors and security holders of the Company are urged to carefully read the entire proxy statement (including any amendments or supplements thereto) and any other relevant documents that the Company will file with the SEC in connection with the Transaction, including any document incorporated by reference therein, when they become available because they will contain important information about the parties to the Transaction and Transaction and related matters.

Investors and security holders of the Company will be able to obtain a free copy of the proxy statement, if and when filed, as well as other relevant filings containing information about the Company and the Transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (857) 412-7018, by submitting a contact form on the Company’s website at www.reparerx.com/contact/, or by going to the Company’s Investor Relations page on its website at ir.reparerx.com/investor-relations and clicking on the link titled “SEC Filings.” The Company’s website address is provided as an inactive textual reference only. The information provided on, or accessible through, the Company’s website is not part of this Current Report on Form 8-K, and therefore is not incorporated herein by reference.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be “participants” in the solicitation of proxies from the Company’s shareholders with respect to the Transaction. Information regarding the identity of the Company’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025 and the Company’s annual meeting proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding subsequent changes to the holdings of the Company’s securities by the Company’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available on the Company’s website at www.reparex.com or through the SEC’s website at www.sec.gov. Additional information regarding the identity of the participants in the proxy solicitation and a description of their direct and indirect interests in the Transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the Transaction. Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

Date: November 14, 2025	By:	/s/ Steve Forte
Steve Forte President, Chief Executive Officer and Chief Financial Officer